UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 19, 2012

INVESTVIEW, INC.

(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12244 South Business Park Drive, Suite 240

Draper, Utah 84020

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (801) 889-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 16, 2012, Investview Inc. (“Investview”) issued a press release announcing a joint venture with ChoiceTrade Holdings Inc. (“ChoiceTrade Holding”), the parent company of LetsGoTrade, Inc. d/b/a ChoiceTrade, an online brokerage firm. Pursuant to the joint venture, Investview will provide ChoiceTrade Holding with its investor education platform as well as related marketing services. In consideration for such services, Investview will receive a cash fee from ChoiceTrade Holding and may also receive ownership interest in ChoiceTrade Holdings depending upon activity generated following the execution of the joint venture.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTVIEW, INC.

By:	/s/ Dr. Joseph Louro
Name:	Dr. Joseph Louro
Title:	Chief Executive Officer

Date: October 22, 2012